UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2017

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2017, Richard P. Nyren, the Registrant’s Chief Accounting Officer and principal accounting officer, resigned from that position, effective as of June 30, 2017, in order to accept the position of Chief Financial Officer of the Registrant’s affiliate, Aireon LLC.

Following Mr. Nyren’s resignation, Thomas J. Fitzpatrick, 59, the Registrant’s Chief Financial Officer and Chief Administrative Officer, has assumed the duties of principal accounting officer. Information regarding Mr. Fitzpatrick’s background and business experience, and compensatory arrangements between the Registrant and Mr. Fitzpatrick, is incorporated herein by reference from the Registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: July 6, 2017	By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

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